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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

         Date of Report (Date of Earliest Event Reported): May 13, 2003

                        ALLIED HEALTHCARE PRODUCTS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                 0-19266                                 25-1370721
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         (Commission File Number)           (I.R.S. Employer Identification No.)

           1720 SUBLETTE AVENUE
            ST. LOUIS, MISSOURI                            63110
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(Address of Principal Executive offices)                 (Zip Code)

                                 (314) 771-2400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     Press Release dated May 13, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12).

         On May 13, 2003, Allied Healthcare Products issued a press release announcing its financial results for the three and nine month periods ended March 31, 2003. A copy of this release is attached hereto as Exhibit 99.1. This form 8-K and the attached exhibit are being furnished pursuant to Item 12 of Form 8-K ("Disclosure of Results of Operations and Financial Condition") in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Releases No. 33-8216, insofar as they disclose historical information regarding the Company's results of operations for the periods ended March 31, 2003.

         In accordance with General Instruction B-6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

         The Company's Quarterly Report on Form 10-Q with respect to the periods ended on March 31, 2003, was filed with the Commission on May 15, 2003.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Allied Healthcare Products, Inc.


Date:    May 20, 2003                   By:  /s/ Daniel Dunn
                                             -----------------------------------
                                             Chief Financial Officer
                                             Vice President


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
99.1                       Press Release dated May 15, 2003